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                                  EXHIBIT 99.1

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, John A. Burchett, President and Chief Executive Officer (principal executive officer) of Hanover Capital Mortgage Holdings, Inc. (the "Registrant"), certify that, to the best of my knowledge, based on a review of the Quarterly Report on Form 10-Q for the period ended March 31, 2003 of the Registrant (the "Report"):

     (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                         HANOVER CAPITAL MORTGAGE HOLDINGS, INC.

                                         By:      /s/ John A. Burchett
Dated: May 15, 2003                           ----------------------------------
                                                      John A. Burchett
                                              President and Chief Executive
                                              Officer

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